Exhibit 4.8

EXECUTION VERSION

AMENDMENT NUMBER TWO TO

THE SECOND AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

THIS AMENDMENT NUMBER TWO TO THE SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (the “Amendment”) is made and effective as of May 10, 2013, by and among AKEBIA THERAPEUTICS, INC., a Delaware corporation (the “Company”), and those Investors executing and delivering a counterpart signature page hereto. Capitalized terms not defined herein have the meanings given them in that certain Second Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of April 6, 2011, as amended by Amendment No. 1 thereto, by and among the Company, the Investors and the Major Holders (as amended, the “Agreement”).

WHEREAS, the Company and the Investors desire to amend the Agreement to modify the definitions of Appropriate Percentage and Preferred Stock and add a definition for the Series C Preferred Stock of the Company; and

WHEREAS, the Investors hold more than the Appropriate Percentage of the shares of Common Stock required to amend the Agreement pursuant to the provisions of Section 6.8 of the Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and set forth in the Agreement, the parties hereby agree as follows:

1. Amendment.

(a) The definition of “Appropriate Percentage” shall be deleted in its entirety and replaced with the following: “Appropriate Percentage” means fifty percent (50%).

(b) The definition of “Preferred Stock” shall be deleted in its entirety and replaced with the following: “‘Preferred Stock’ means all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series X Preferred Stock.”

(c) A new definition of “Series C Preferred Stock” shall be added to the Agreement and shall read as follows: “‘Series C Preferred Stock’ shall mean shares of the Series C Preferred Stock of the Company, par value $0.00001 per share.”

(d) Schedule A shall be deleted in its entirety and replaced with the Schedule A attached hereto.

2. Miscellaneous Amendments. The Agreement is amended hereby so that any reference therein to the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment.

3. Continuance of Agreement. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.

4. Governing Law. The laws of the State of Delaware govern all matters arising out of or relating to this Amendment, including, without limitation, its interpretation, construction, performance, and enforcement, without giving effect to such state’s conflicts of law principles or rules of construction concerning the drafter hereof.

5. Counterparts. This Amendment may be executed in two or more counterparts, including by facsimile or PDF signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

2

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

AKEBIA THERAPEUTICS, INC.

By:	/s/ Joseph H. Gardner
Joseph H. Gardner, Ph.D.
President and Chief Executive Officer

Address:

Suite 420,
9987 Carver Road,
Cincinnati, OH 45242

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

AGECHEM VENTURE FUND L.P.

By:	/s/ Louis Lacasse
Name:	Louis Lacasse
Title:	President

Address:

Attn: Louis Lacasse, President
1 Westmount Square, Suite 800
Montreal, Quebec Canada H3Z 2P9

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

ATHENIAN VENTURE PARTNERS III L.P.

By:	Athenian III, Ltd.
Its:	General Partner

By:	/s/ Karl O. Elderkin
Name:	Karl O. Elderkin
Title:	President

AVP OHIO TECHNOLOGY I L.P.

By:	AVP Ohio I, Ltd.
Its:	General Partner

By:	/s/ Karl O. Elderkin
Name:	Karl O. Elderkin
Title:	President

Address:

340 West State Street Unit 29/Suite 137D Athens, OH 45701

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BLUE CHIP VALIDATION FUND, LTD
By:	Blue Chip Venture Company, LTD
Its:	Manager

/s/ John McIlwraith
John McIlwraith Managing Director

Address:
312 Walnut Street Suite 1120 Cincinnati, OH 45202

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

CINCINNATI CORNERSTONE INVESTORS AKB, LLC

By:	/s/ Robert W. Coy
Robert W. Coy, Jr.
President

Address:

30 West 3rd Street, 6th Floor Cincinnati, OH 45202-3559

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

WILLIAM DALY

/s/ William Daly
William Daly

Address:
13 Via Abrazar San Clemente, CA 92673

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

DIANE H. JANUSZ TRUST

By:	/s/ John Janusz
Name:	John Janusz
Title:	Trustee

JOHN JANUSZ

/s/ John Janusz
John Janusz

Address:

7385 Desert Spring Court West Chester, OH 45069

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

FAMILY AKEBIA INVESTMENTS LLC

By:	/s/ Milton Berlinski
Name:	Milton Berlinski
Title:	Managing Member

Address:

1185 Park Avenue #11G
New York, NY 10128

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

ALAN FISHMAN

/s/ Alan Fishman
Alan Fishman

Address:
6900 Stonehenge Dr. Cincinnati, OH 45242-6204

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

FRED SHALWITZ TRUST, ROBERT SHALWITZ, TRUSTEE

By:	/s/ Robert Shalwitz
	Name:	Robert Shalwitz
	Title:	Trustee

Address:

2549 Bryden Road Bexley, OH 43209

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

JOSEPH H. GARDNER

By:	/s/ Joseph H. Gardner

Address:

4060 Boomer Road Cincinnati, OH 45247

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

GARDNER FAMILY TRUST, JOHN D. GARDNER TRUSTEE

By:	/s/ John D. Gardner
John D. Gardner
Trustee

Address:

111 Pine Court Bastop, TX 78602

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

GITANA FAMILY TRUST, ELIZABETH C. ARMITAGE TRUSTEE

By:	/s/ Elizabeth C. Armitage
Elizabeth C. Armitage
Trustee

Address:

2207 Upland Place Cincinnati, OH 45206

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

IAN A.W. HOWES, IRA, STERLING TRUST CUSTODIAN

By:	/s/ Ian A. W. Howes
Name:	Ian A. W. Howes
Title:	Trustee

IAN A. W. HOWES

/s/ Ian A. W. Howes
Ian A. W. Howes

Address:
219 Stratford Drive Chapel Hill, NC 27516

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

KEARNY VENTURE PARTNERS, L.P.

By:	/s/ Anupam Dalal
Name:	Kearny Venture Associates, LLC
Title:	its General Partner

Address:
Attn: Anupam Dalal Kearny Venture Associates LLC 88 Kearny Street, Suite 200 San Francisco, CA 94108-5530

KEARNY VENTURE PARTNERS, ENTREPRENEURS FUND, L.P.

By:	/s/ Anupam Dalal
Name:	Kearny Venture Associates, LLC
Title:	its General Partner

Address:
Attn: Anupam Dalal Kearny Venture Associates LLC 88 Kearny Street, Suite 200 San Francisco, CA 94108-5530

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

MCILWRAITH INVESTMENTS, LLC

By:	/s/ John McIlwraith
Name:	John McIlwraith
Title:	Manager

Address:
Attn: John McIlwraith 7680 Foxgate Lane Cincinnati, OH 45243

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

MRK INTERNATIONAL, LLC

By:	/s/ Richard L. Kiley
Name:	Richard L. Kiley
Title:	Principal Member

Address:
7800 Tecumseh Trail Cincinnati, OH 45243

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

NOVARTIS BIOVENTURES LTD.

By:	/s/ H. S. Zivi
Name:	H. S. Zivi
Title:	Deputy Chairman

By:	/s/ Rebecca White
Name:	Rebecca White
Title:	Authorized Signatory

Address:

NOVARTIS BIOVENTURES LTD. Attn: Henri Simon Zivi 131 Front Street Hamilton HM 12 Bermuda

But for mail, to: Novartis BioVentures Ltd. Attn: Henri Simon Zivi PO Box HM 2899 Hamilton HM LX Bermuda

And, also send a copy to: Novartis Venture Fund Attn: Campbell Murray Five Cambridge Center, Suite 603 Cambridge, MA 02142

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

KEVIN PETERS

/s/ Kevin Peters
Kevin Peters

Address:

9160 Given Road Cincinnati, OH 45243

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

QCA FIRST FUND II

By:	/s/ John Habbert
Name:	John Habbert
Title:	Manager

Address:

109 Bentwood Ct. Cincinnati, OH 45241

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

MUNEER A. SATTER REVOCABLE TRUST

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Trustee

THE SATTER FOUNDATION

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Trustee

SATTER FAMILY TRUST

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Investment Advisor

SATTER CHILDREN’S TRUST I

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Investment Advisor

Address:

c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

KRISTEN HAYLER HERTEL REVOCABLE TRUST

By:	/s/ Kristen Hayler Hertel
Name:	Kristen Hayler Hertel
Title:	Trustee

Address:

c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

ANNE-CAROLE WITORT INSURANCE TRUST

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Trustee

ROSE SHEREEN FUQUA INSURANCE TRUST

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Investment Advisor

RABI H. SATTER INSURANCE TRUST

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Investment Advisor

JOHN WOOD TRUST

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Investment Advisor

Address:

c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

ADBUS SATTER INSURANCE TRUST

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Trustee

GORDON AND BARBARA ANNE HERTEL INSURANCE TRUST

By:	/s/ Muneer A. Satter
Name:	Muneer A. Satter
Title:	Trustee

Address:

c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

ROBERT SHALWITZ

By:	/s/ Robert Shalwitz

Address:

2549 Bryden Road Bexley, OH 43209

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

SIGVION FUND I, LP

By:	/s/ J. P. Fairbank
J. P. Fairbank
Founding Partner

Address:

806 West Washington Street, Suite 204 Chicago, IL 60607

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

THOMAS WEISEL HEALTHCARE VENTURE PARTNERS, L.P.

By:	Thomas Weisel Capital Management LLC
Title:	its Managing Member

By:	/s/ Anupam Dalal
Name:	Anupam Dalal
Title:	Managing Director

Address:

88 Kearny Street, 4th Floor San Francisco, CA 94108

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

TRIATHLON MEDICAL VENTURES FUND, L.P.

By:	Triathlon Medical Ventures, LLC
Its:	General Partner

By:	/s/ John M. Rice
John M. Rice
Managing Partner

Address:

300 E-Business Way Suite 200 Cincinnati, OH 45241

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

TRI-STATE GROWTH CAPITAL FUND II, L.P.

By:	Tri-State Ventures II, LLC
Its:	General Partner

By:	Fort Washington Investment Advisors, Inc.
Its:	Managing Member

By:	/s/ Steve Baker
Name:	Steve Baker
Title:	Managing Director

By:	/s/ Maribeth S. Rahe
Name:	Maribeth S. Rahe
Title:	President and Chief Executive Officer

Address:

303 Broadway, Suite 1200 Cincinnati, OH 45202

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

VENTURE INVESTORS EARLY STAGE FUND IV LIMITED PARTNERSHIP

By:	VIESF IV GP, LLC, its General Partner

By:	/s/ Paul M. Weiss
Name:	Paul M. Weiss, PhD
Title:	Managing Director

Address:

505 South Rosa Road Madison, WI 53719·1262 Attn: Paul Weiss, Managing Director Phone: (608) 441·2700 Fax: (608) 441-2727 Email: paul@ventureinvestors.com

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

JOHN H. WYANT

/s/ John H. Wyant
John H. Wyant

Address:

Blue Chip Venture Company 1120 Scripps Center 312 Walnut Street Cincinnati, OH 45202

SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit 4.8

SCHEDULE A

INVESTORS

Name and Address	Number of Shares of Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock
Triathlon Medical Ventures Fund, L.P. Attn: John M. Rice Managing Partner 300 E-Business Way, Suite 200 Cincinnati, OH 45241	20,000.00	128,095.46	124,501.72	118,397.71
Novartis BioVentures Ltd. Attn: Henri Simon Zivi 131 Front Street Hamilton HM 12 Bermuda But for mail, to: Novartis BioVentures Ltd. Attn: Henri Simon Zivi PO Box HM 2899 Hamilton HM LX Bermuda And, also send a copy to: Novartis Venture Fund Attn: Campbell Murray Five Cambridge Center, Suite 603 Cambridge, MA 02142 and Edwards Angell Palmer & Dodge LLP Attn: Al Sokol 111 Huntington Avenue Boston, MA 02199 asokol@eapdlaw.com	0	257,031.16	347,830.73	708,647.43

Venture Investors Early Stage Fund IV Limited Partnership Attn: Paul Weiss Managing Director 505 South Rosa Road Madison, WI 53719-1262	0	153,434.52	173,915.36	201,811.43

Kearny Venture Partners, L.P. Attn: Anupam Dalal Kearny Venture Associates, LLC 88 Kearny Street, Suite 200 San Francisco, CA 94108-5530	0	44,606.15	43,354.71	308,448.29

Schedule A-1

Name and Address	Number of Shares of Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock
Kearny Venture Partners Entrepreneurs Fund, L.P. Attn: Anupam Dalal Kearny Venture Associates, LLC 88 Kearny Street, Suite 200 San Francisco, CA 94108-5530	0	909.78	884.26	6,290.57

Thomas Weisel Healthcare Venture Partners, L.P. 88 Kearny Street, 4th Floor San Francisco, CA 94108	0	45,515.99	44,239.03	74,475.86

The Procter & Gamble Company Attn: David Le Neveu Director, Corporate Acquisitions, Divestitures and Equity Ventures 1 Procter & Gamble Plaza Cincinnati, OH 45202	72,047.44	0	8,475.71	0

Athenian Venture Partners III L.P. Attn: Karl O. Elderkin President Athenian III, Ltd. 340 West State Street Unit 29/Suite 137D Athens, OH 45701	0	22,964.77	31,575.85	124,832.79

AVP Ohio Technology I L.P. Attn: Karl O. Elderkin President AVP Ohio I, Ltd. 340 West State Street Unit 29/Suite 137D Athens, OH 45701	0	7,654.92	9,004.41	24,194.21

Sigvion Fund I, LP Attn: J. P. Fairbank Founding Partner 738 W. Belden Avenue Chicago, IL 60614	8,000.00	13,660.69	13,277.43	21,402.57

Cincinnati Cornerstone Investors AKB, LLC Attn: Robert W. Coy, Jr. President 30 West 3rd Street, 6th Floor Cincinnati, OH 45202-3559	0	13,122.75	12,754.59	118,391.79

Schedule A-2

Name and Address	Number of Shares of Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock
Tri-State Growth Capital Fund II, L.P. Attn: Steve Baker 303 Broadway, Suite 1200 Cincinnati, OH 45202	0	12,804.65	12,445.41	21,488.36

Blue Chip Validation Fund, Ltd. Attn: John McIlwraith Managing Director 1100 Chiquita Center 250 East Fifth Street Cincinnati, OH 45202	0	3,402.09	0	0

QCA First Fund II Attn: John Habbert 1776 Mentor Avenue, MB #302 Cincinnati, OH 45212	0	3,375.00	0	0

Gitana Family Trust, Elizabeth C. Armitage Trustee Attn: Elizabeth C. Armitage Trustee 2207 Upland Place Cincinnati, OH 45206	0	2,765.57	828.17	1,551.57

Robert Shalwitz 2549 Bryden Road Bexley, OH 43209	127,637.41	849.53	2,070.42	2,500.00

Fred Shalwitz Trust, Robert Shalwitz, Trustee Attn: Robert Shalwitz Trustee 2549 Bryden Road Bexley, OH 43209	0	3,403.13	0	0

Joseph H. Gardner 4060 Boomer Road Cincinnati, OH 45247	161,423.79	9,038.87	11,594.35	26,383.21

Gardner Family Trust, John D. Gardner Trustee Attn: John D. Gardner Trustee 111 Pine Court Bastop, TX 78602	0	6,901.99	7,288.07	2,485.00

Schedule A-3

Name and Address	Number of Shares of Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock
Ian A. W. Howes, IRA, Sterling Trust Custodian Attn: Ian A. W. Howes Trustee 219 Stratford Drive Chapel Hill, NC 27516	0	5,000.00	5,797.18	7,142.00

Ian A. W. Howes 219 Stratford Drive Chapel Hill, NC 27516	46,925.51	0	0	2,902.21

Kevin Peters 9160 Given Road Cincinnati, OH 45243	46,925.51	0	1,449.29	3,473.00

William Daly 13 Via Abrazar San Clemente, CA 92673	60,810.00	0	0	13,488.86

Muneer A. Satter Revocable Trust c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter	0	0	115,943.58	182,551.50

John Wood Trust c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter	0	0	0	3,571.00

The Satter Foundation c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter	0	0	57,971.78	191,275.86

Muneer A Satter IRA, Millennium Trust Company, Custodian	0	0	0	14,285.00

Satter Children’s Trust I c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter	0	0	57,971.78	66,275.86

Schedule A-4

Name and Address	Number of Shares of Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock
Kristen Hayler Hertel Revocable Trust c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter	0	0	0	7,142.00

Anne-Carole Witort Insurance Trust c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter	0	0	0	7,142.00

Rose Shereen Fuqua Insurance Trust c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter	0	0	0	7,142.00

Rabi H. Satter Insurance Trust c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter	0	0	0	7,142.00

Abdus Satter Insurance Trust c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter	0	0	0	3,571.00

Gordon and Barbara Anne Hertel Insurance Trust c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter	0	0	0	3,571.00

Satter Family Trust c/o Satter Investment Management, LLC 676 N. Michigan Avenue, Suite 4000 Chicago, IL 60611 Attn: Muneer A. Satter	0	0	28,985.89	31,351.93

AgeChem Venture Fund L.P. Attn: Louis Lacasse President 1 Westmount Square, Suite 800 Montreal, Quebec, Canada H3Z 2P9	0	0	173,915.35	123,143.86

Schedule A-5

Name and Address	Number of Shares of Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock
Diane H. Janusz Trust Attn: John Janusz Trustee 7385 Desert Spring Court West Chester, OH 45069	0	0	1,449.29	139.00

John Janusz 7385 Desert Spring Court West Chester, OH 45069	0	0	0	1,670.79

MRK International, LLC Attn: Richard L. Kiley Principal Member 7800 Tecumseh Trail Cincinnati, OH 45243	0	0	0	396.00

McIlwraith Investments, LLC Attn: John McIlwraith Manager 7680 Foxgate Lane Cincinnati, OH 45243	0	0	0	4,597.00

John H. Wyant 2337 Grandin Road Cincinnati, OH 45208	0	0	0	1,039.36

Alan Fishman 6900 Stonehenge Drive Cincinnati, OH 45242-6204	0	0	0	1,428.00

Family Akebia Investments LLC Attn: Milton Berlinski 1185 Park Avenue #11G New York, NY 10128	0	0	0	142,858.00

Novo A/S Novo Ventures Tuborg Havnevej 19 DK – 2900 – Hellerup	0	0	0	714,285.00

Schedule A-6